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                             PARTICIPATION AGREEMENT

                          Dated as of December 18, 1998
                                      among

                         HEALTHSOUTH CORPORATION, INC.,
                                   as Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                   stated herein, but solely as Owner Trustee
                 under the HEALTHSOUTH Corporation Trust 1998-1,

                           THE VARIOUS BANKS AND OTHER
                     LENDING INSTITUTIONS WHICH ARE PARTIES
                            HERETO FROM TIME TO TIME,
                                 as the Holders,

                           THE VARIOUS BANKS AND OTHER
                           LENDING INSTITUTIONS WHICH
                      ARE PARTIES HERETO FROM TIME TO TIME,
                                 as the Lenders,

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                             as Documentation Agent

                                       and

                               NATIONSBANK, N.A.,
                         as Administrative Agent for the
                                     Lenders


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                                TABLE OF CONTENTS

SECTION 1.  THE LOANS........................................................  1

SECTION 2.  HOLDER ADVANCES..................................................  1

SECTION 3.  SUMMARY OF TRANSACTIONS..........................................  2
     3.1. Operative Agreements ..............................................  2
     3.2. Property Purchase .................................................  2
     3.3. Completion of Improvements ........................................  2

SECTION 4.  THE CLOSINGS.....................................................  2
     4.1. Initial Closing Date ..............................................  2
     4.2. Initial Closing Date; Property Closing Dates ......................  2
     4.3. Appointment of Lessee as Lessor's Agent ...........................  3

SECTION 5.  FUNDING OF ADVANCES; REPORTING REQUIREMENTS; LESSEE
         DELIVERY OF NOTICES.................................................  3
     5.1. General ...........................................................  3
     5.2. Procedures for Funding ............................................  3
     5.3. Conditions to the Holders' and the Lenders'  Obligations  to
          advance  funds on the Initial  Closing Date or funds for the
          Acquisition of Property ...........................................  4
     5.4. Inspection  of   Documents;   Hold   Harmless;   Removal  of
          Properties ........................................................  8

SECTION 6.  CONDITIONS OF THE INITIAL CLOSING................................  9
     6.1. Conditions to the Lessor's and the Holders' Obligations ...........  9
     6.2. Conditions to the Lessee's Obligations ............................ 10
     6.3. Conditions to the Agent's Obligations ............................. 12

SECTION 7.  REPRESENTATIONS AND WARRANTIES ON THE INITIAL CLOSING
         DATE................................................................ 13
     7.1. Representations and Warranties of the Holders ..................... 13
     7.2. Representations and Warranties of the Owner Trustee ............... 15
     7.3. Representations and Warranties of the Lessee ...................... 17
     7.4. Representations and Warranties of the Agent ....................... 21

SECTION 8.  REPRESENTATIONS AND WARRANTIES ON ADVANCE DATES.................. 21
     8.1. Representations and Warranties on Each Property Closing Date ...... 21

SECTION 9.  PAYMENT OF CERTAIN EXPENSES...................................... 25
     9.1. Transaction Expenses .............................................. 25
     9.2. Certain Fees and Expenses ......................................... 26
     9.3. Commitment Fee .................................................... 26

SECTION 10.  OTHER COVENANTS AND AGREEMENTS.................................. 27
     10.1. Cooperation with the Lessee ...................................... 27
     10.2. Covenants of the Owner Trustee and the Holders ................... 27
     10.3. Lessee Covenants, Consent and Acknowledgement .................... 29
     10.4. Sharing of Certain Payments ...................................... 30
     10.5. Grant of Easements, etc .......................................... 30

SECTION 11.  CREDIT AGREEMENT AND TRUST AGREEMENT............................ 31
     11.1. Lessee's Credit Agreement Rights ................................. 31
     11.2. Lessee's Trust Agreement Rights .................................. 32

SECTION 12.  TRANSFER OF INTEREST............................................ 32
     12.1. Restrictions on Transfer ......................................... 32
     12.2. Effect of Transfer ............................................... 32

SECTION 13.  INDEMNIFICATION................................................. 33
     13.1. General Indemnity ................................................ 33
     13.2. General Tax Indemnity ............................................ 36
     13.3. Environmental Indemnity .......................................... 40

SECTION 14.  MISCELLANEOUS................................................... 40
     14.1. Survival of Agreements ........................................... 40
     14.2. No Broker, etc ................................................... 40
     14.3. Notices .......................................................... 41
     14.4. Counterparts ..................................................... 43
     14.5. Amendments and Termination ....................................... 43
     14.6. Headings, etc .................................................... 43
     14.7. Parties in Interest .............................................. 43
     14.8. Governing Law; Waivers of Jury Trial ............................. 43
     14.9. Submission to Jurisdiction; Waivers .............................. 43
     14.10. Severability .................................................... 44
     14.11. Liability Limited ............................................... 44
     14.12. Rights of Lessee ................................................ 45
     14.13. Further Assurances .............................................. 46
     14.14. Calculations under Operative Agreements ......................... 46
     14.15. Confidentiality ................................................. 46
     14.16. Calculation of Rent, Interest, Holder Yield and Fees ............ 47

EXHIBIT A REQUISITION FORM ................................................. A-1
     Schedule 1 Legal Description of Land .................................. A-3
     Schedule 2 Description of Improvements ................................ A-4
     Schedule 3 Description of Equipment ................................... A-5
     Schedule 4 Work ....................................................... A-6



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




EXHIBIT B      HEALTHSOUTH CORPORATION OFFICER'S CERTIFICATE.................B-1
               EXHIBIT A TO OFFICER'S CERTIFICATE............................B-2
EXHIBIT C      FORM OF OPINION OF COUNSEL TO LESSEE..........................C-1
EXHIBIT D      HEALTHSOUTH CORPORATION OFFICER'S CERTIFICATE.................D-1
EXHIBIT E      HEALTHSOUTH CORPORATION SECRETARY'S CERTIFICATE...............E-1
EXHIBIT F      FIRST SECURITY BANK, NATIONAL ASSOCIATION.....................F-1
EXHIBIT G      FIRST SECURITY BANK, NATIONAL ASSOCIATION CERTIFICATE
               OF ASSISTANT SECRETARY........................................G-1
EXHIBIT H      FORM OF OPINION OF COUNSEL TO FIRST SECURITY
               BANK, NATIONAL ASSOCIATION ...................................H-1

Appendix A     Rules of Usage and Definitions................................A-1







                                       iv

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                             PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT, dated as of December 15, 1998 (as amended or supplemented from time to time, this "Agreement"), is by and among HEALTHSOUTH CORPORATION, as Lessee (the "Lessee"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1 (the "Owner Trustee" or the "Lessor"); DEUTSCHE BANK AG NEW YORK BRANCH, as Documentation Agent; NATIONSBANK, N.A., a national banking association, as Administrative Agent (in such capacity, the "Agent") for the Lenders and the Holders; NATIONSBANK, N.A., a national banking association, and the various other banks and lending institutions which are parties hereto from time to time as Holders; and NATIONSBANK, N.A. and the various other banks and lending institutions which are parties hereto from time to time as Lenders. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. THE LOANS.

     The Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, and in consideration of the receipt of such Loan proceeds, the Lessor will issue the Notes (together with any note or notes issued in exchange or substitution therefor in accordance with the Credit Agreement, the "Notes"). The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time upon the appropriate submission by the Lessee of a Requisition therefor and in accordance with this Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

     SECTION 2. HOLDER ADVANCES.

     Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto on each date Advances are made in accordance with
Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Owner Trustee with respect to the HEALTHSOUTH Corporation Trust 1998-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances shall be three percent (3%) of the amount of the Advance being funded on such date; provided, no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than 3% of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

     SECTION 3. SUMMARY OF TRANSACTIONS.

     3.1. Operative Agreements. On the date hereof (the "Initial Closing Date"), each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Credit Agreement, the Notes, the Certificates, the Trust Agreement, the Security Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

     3.2. Property Purchase. On the Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, and (c) the Lessor will purchase pursuant to a Deed or lease pursuant to a Ground Lease each Property, as the case may be, and grant the Agent a Lien on each Property by execution of the required Security Documents.

     3.3. Completion of Improvements. Each Property shall be a Completed Property on the applicable Property Closing Date for such Property.


     SECTION 4. THE CLOSINGS.

     4.1. Initial Closing Date. All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Smith Helms Mulliss & Moore, L.L.P., Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

     4.2. Initial Closing Date; Property Closing Dates. The Lessee shall deliver to the Lessor and the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is reasonably satisfactory to the Lessor, the Lessee and the Agent (together with such additional schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information reasonably required by the Agent, in connection with (a) the Initial Closing Date relating to the Transaction Expenses and other fees, expenses and disbursements payable by the Lessor pursuant to Section 9.1(a) with invoices (in form and substance reasonably acceptable to the Agent and the Lessor) for such Transaction Expenses and other fees, expenses and disbursements attached to such Requisition and (b) the Property Closing Date relating to each Acquisition Advance pursuant to Section 5.3.


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     4.3. Appointment of Lessee as Lessor's Agent. The Lessor hereby irrevocably designates and appoints the Lessee as its exclusive agent, and the Lessee accepts such appointment, to take all action necessary or desirable for the acquisition of the Properties (provided title to each Property shall be held in the name of the Lessor) in accordance with the terms of this Agreement and the other Operative Agreements. Notwithstanding any provisions hereof or in any other Operative Agreement to the contrary, the Lessee acknowledges and agrees that the Lessor shall advance no more than the sum of the aggregate Commitment of the Lenders plus the aggregate amount of the Holder Commitments in regard to the Properties (including without limitation for any and all Advances in the aggregate from the Lenders under the Credit Agreement and from the Holders under the Trust Agreement). This agency created hereunder shall commence on the date hereof and shall terminate on the Commitment Period Termination Date.

     SECTION 5. FUNDING OF ADVANCES; REPORTING REQUIREMENTS; LESSEE DELIVERY OF NOTICES.

     5.1. General. To the extent funds have been made available to the Lessor as Loans by the Lenders and Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) at the direction of the Lessee to acquire the Properties in accordance with the terms of this Agreement, the Lease and the other Operative Agreements, (ii) to make advances to the Lessee to permit the testing, engineering, installation, development, construction, modification, design and renovation, as applicable, of Improvements in accordance with the terms of the Lease and the other Operative Agreements, and
(iii) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 9.1(a) and (b).

     5.2. Procedures for Funding.

          (a) The Lessee shall designate the date for Advances hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that (i) no more than two (2) Advances may be requested during any calendar month and (ii) Advances with respect to a Property (other than Advances with respect to Transaction Expenses, fees, taxes, expenses and other disbursements funded pursuant to Sections 5.3, 9.1(a) or 9.1(b)) may only be made on the Property Closing Date for such Property. Not less than three (3) Business Days prior to the date of any requested Advance, the Lessee shall deliver to the Lessor and the Agent, with respect to the Initial Closing Date and each Property Closing Date, a Requisition as described in Section 4.2 hereof (including without limitation a legal description of the Land, a schedule of the Improvements and a schedule of the Equipment, if any, acquired on such date, each of the foregoing in a form reasonably acceptable to the Lessor, and the Agent).


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



          (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Advances and that the Lenders make Loans to the Lessor for the payment of the Property Acquisition Costs or other Property Costs that have previously been incurred and were not subject to a prior Requisition, in each case as specified in the Requisition.

          (c) Subject to the terms and conditions of the Credit Agreement and the Trust Agreement and subject to the satisfaction of the conditions precedent set forth in Section 5.3 on each Property Closing Date,

          (i) the Lenders shall make Loans to the Lessor in an aggregate amount equal to 97% of the Requested Funds specified in any Requisition up to an aggregate principal amount equal to the Available Commitments (such loans to be apportioned 87% to Series A Loans and 10% to Series B Loans);

          (ii) each Holder shall make a pro rata Holder Advance based on its Holder Commitment in an amount such that the aggregate of all Holder Advances at such time shall be 3% of the Requested Funds specified in any Requisition, provided no such Holder Advance shall exceed such Holder's pro rata share of the Available Holder Commitments; and

          (iii) the total amount of such Loans and Holder Advances made on such date shall (w) be used by the Lessor to pay the Property Acquisition Costs within three (3) Business Days of the receipt by the Lessor of such Advance (in the case of a Property Closing Date), (x) be used by the Lessor to pay Transaction Expenses, fees, taxes, expenses and other disbursements to the extent permitted under Sections 5.3, 9.1(a) or 9.1(b) (as applicable), or
     (y) be disbursed by the Lessor, on the date of such Advance, to the Lessee to pay Property Costs, as applicable. Any such amounts held by the Lessor (or the Agent on behalf of the Lessor) shall be subject to the lien of the Security Agreement.

     5.3. Conditions to the Holders' and the Lenders' Obligations to advance funds on the Initial Closing Date or funds for the Acquisition of Property.

          (a) The obligations of each Holders to make Holder Advances, and each Lender to make Loans, to the Lessor on the Initial Closing Date for the purpose of providing funds to the Lessor necessary to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 9.1 of this Agreement, are subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent:

               (i) the correctness in all material respects on such date of the representations and warranties of the Owner Trustee, the Lessee and the Holders contained herein and in each of the other Operative Agreements;


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               (ii) the  performance  in all material  respects by the Lessee of its agreements contained herein and in the other Operative Agreements which covenants are to be performed by it on or prior to such date;

               (iii) the satisfaction of all conditions to any such Holder Advance or Loan set forth in any Operative Agreement;

               (iv) the Agent and the Owner  Trustee shall have received a fully
          executed  copy  of  a  counterpart  of  the  respective   Requisition,
          appropriately completed; and

               (v) no Default or Event of Default under any of the Operative Agreements shall have occurred after giving effect to the Advance requested by such Requisition.

          (b) The obligations of each Holder to make Holder Advances, and each Lender to make Loans, to the Lessor on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by Lessor under
     Section 9.1 (b) of this Agreement and to acquire a Property, are subject to the prior or contemporaneous satisfaction or waiver of the following conditions precedent:

               (i) the correctness in all material respects on such Property Closing Date of the representations and warranties of the Owner Trustee, the Lessee and the Holders contained herein and in each of the other Operative Agreements;

               (ii) the performance in all material respects by the Lessee of its agreements contained herein and in the other Operative Agreements which covenants are to be performed by it on or prior to each such Property Closing Date;

               (iii) the satisfaction of all conditions to any such Holder Advance or Loan set forth in any Operative Agreement;

               (iv) the Agent and the Owner Trustee shall have received a fully executed copy of a counterpart of the respective Requisition, appropriately completed, together with copies of all Bills of Sale with respect to any Equipment;

               (v) title to each Property being acquired on such Property Closing Date shall conform to the representations and warranties set forth in Section 8.1(c) hereof;

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               (vi) the Lessee shall have  delivered to the Lessor a copy of the
          Deed with respect to the Land and existing Improvements and a copy of the Bill of Sale with respect to the Equipment, respecting such of the foregoing as are being acquired on such Property Closing Date; and such Land and existing Improvements shall be located in an Approved State;

               (vii) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements shall have occurred after giving effect to the Advance requested by such Requisition;

               (viii) the Lessee shall have delivered to the Agent and the Owner Trustee, title insurance commitments to issue policies in favor of the Owner Trustee and the Agent with respect to each Property being acquired on such Property Closing Date, such policies being in form and substance reasonably acceptable to the Owner Trustee and the Agent, with such title exceptions thereto as are reasonably acceptable to the Owner Trustee and the Agent; and the Lessee shall deliver to the Owner Trustee and the Agent, as soon as possible (and in any event by the latter of (A) the respective Property Closing Date or (B) 60 days after the Initial Closing Date), the final title insurance policies for each such Property taking no specific exception for any Lien filed on account of materials furnished or labor performed in connection with such Property, and otherwise showing no additional exceptions to coverage;

               (ix) the Lessee shall have delivered to the Agent and the Owner Trustee a "Phase I" environmental site assessment with respect to each such Property, prepared by an independent recognized professional reasonably acceptable to the Agent and the Owner Trustee and in a form and substance that is reasonably acceptable to the Agent and the Owner Trustee;

               (x) the Lessee shall have delivered to the Agent and the Owner Trustee an as-built survey of each such Property, prepared by an independent recognized professional meeting the then current minimum standard detail requirements for American Land Title Association/American Congress of Surveying and Mapping (ALTA/ACSM) Land Title Surveys certified to the Agent and otherwise reasonably acceptable to the Agent;

               (xi) the Lessee shall have caused to be delivered to the Agent and the Owner Trustee a legal opinion (in form and substance reasonably satisfactory to the Agent and the Owner Trustee) from counsel located in the state where each such Property is located or, if the Agent and the Owner Trustee have previously received an opinion from counsel in such state, the Agent and the Owner Trustee (in their discretion) may accept an update or a reaffirmation of the previous opinion, in each case addressed to each Lender;

               (xii) the Owner Trustee and the Agent shall be satisfied, in their discretion, that the acquisition of each Property and the execution of the Mortgage Instruments and the other Security Documents will not adversely affect in any material respect the rights of the Owner Trustee, the Holders, the Agent or the Lenders under or with respect to the Operative Agreements in effect as of the Property Closing Date (it being understood and acknowledged that the Agent and the Owner Trustee may require that the Lessee deliver an acceptable legal opinion in connection with this condition);

               (xiii) the Lessee shall have delivered to the Agent and the Owner Trustee, respecting each such Property, invoices for the various Transaction Expenses and other fees, expenses and disbursements referenced in Section 9.1(a) or (b) of this Agreement and an Officer's Certificate in the form attached hereto as Exhibit B specifying the aggregate Property Cost for such Property;

               (xiv) the Lessee shall have delivered to the Agent and the Owner Trustee, respecting each Property, certificates of insurance meeting the requirements of Section 14.3 of the Lease;

               (xv) the Lessor shall have delivered to the Agent a Mortgage Instrument and Lender Financing Statements with respect to each such Property in a form reasonably acceptable to the Agent and Lessee and all necessary recording fees, documentary stamp taxes or similar amounts will be paid in connection with the related Mortgage Instrument in an amount sufficient to cover such maximum total Property Cost, or (in the case of the recording tax with respect to the Mortgage Instrument) in an amount required to be paid at the time of recording of such instrument (provided that the Lessee shall promptly pay or reimburse any Indemnified Person for payment of, any additional recording tax that may be due at any time with respect to such instrument);

               (xvi) the Lessee shall have  delivered to the Lessor with respect to each such Property, a Lease Supplement and a memorandum regarding the Lease and such Lease Supplement (such memorandum to be substantially in the forms attached to the Lease as Exhibit B and in each case in form suitable for recording);

               (xvii) the Lessee shall have delivered to the Lessor with respect to each such Property Lessor Financing Statements executed by the Lessee and the Lessor;

               (xviii) all necessary (or in the reasonable opinion of the Owner Trustee, the Agent, or their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or prior to each such date or by any change in facts or circumstances on or prior to each such date, shall have been obtained or made and be in full force and effect;

               (xix) if any such Property is subject to a Ground Lease, the Lessee shall have caused a lease memorandum (in form and substance satisfactory to the Agent) to be delivered to the Agent for such Ground Lease;

               (xx) counsel for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor, the Agent and the Holders, an opinion satisfactory to the Agent;

               (xxi) the Lessee shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding each of the Lessee and the Lessor to be conducted (and copies thereof to be delivered to the Agent and the Owner Trustee) in the state and county (or other jurisdiction) in which such Property is located, by a nationally recognized search company acceptable to the Owner Trustee and the Agent, and (ii) the liens referenced in such lien searches which are objectionable to the Owner Trustee or the Agent to be either removed or otherwise handled in a manner reasonably satisfactory to the Owner Trustee and the Agent;

               (xxii) the Agent shall have received on the later of (A) the respective Property Closing Date or (B) 60 days following the Initial Closing Date, an Appraisal for such Property showing that such Property has an enterprise value, when taken together with the enterprise value of all other Properties for which an Appraisal has been obtained, equal to at least fifty percent (50%) of the total Property Cost of all Properties and all Improvements constructed or expected to be constructed thereon; and

               (xxiii) the Lessee shall have determined (as set forth in the related Requisition) that such Improvements are appropriate to its business; and the Agent shall have consented to such Improvements, which consent shall not be unreasonably withheld or delayed.

     5.4. Inspection of Documents; Hold Harmless; Removal of Properties. Any document or item (including without limitation any environmental report) delivered to the Agent shall be available for inspection at any time during ordinary business hours upon reasonable notice by any Lender or Holder. The Agent shall not incur any liability to any Lender, any Holder, the Owner Trustee or any other Person (and each Lender, each Holder, the Owner Trustee and the Lessee hereby holds the Agent harmless from any such liability) as a result of any such document or item, any information contained therein, the failure to receive any such document, or the Agent's approval of any Property. In the event the Majority Lenders determine that any environmental site assessment reveals an Environmental Violation and they or the Agent so notify the Lessee, then the Lessee shall remedy or purchase such Property in accordance with Sections 15.2, 16.1 and 16.2 of the Lease.

     SECTION 6. CONDITIONS OF THE INITIAL CLOSING.

     6.1. Conditions to the Lessor's and the Holders' Obligations. The obligations of the Lessor and the Holders to consummate the transactions contemplated by this Agreement, including the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, are subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements and to be performed by them on or prior to the Initial Closing Date and (iv) the satisfaction, or waiver by the Lessor and the Holders, of all of the following conditions on or prior to the Initial Closing Date:

          (a) Each of the Operative Agreements to be entered into on the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessor, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Lessor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which it shall have received specimens). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in Section 6.1(g) hereof;

          (b) All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provision for such payment shall have been made to the reasonable satisfaction of the Lessor and the Agent;

          (c) No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

          (d) In the reasonable opinion of the Lessor and the Holders and their counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Lessor or the Holders to any materially adverse regulatory prohibitions or constraints, in each case enacted, imposed, adopted or proposed since the date hereof;

          (e) The Lessor and the Agent shall each have received an Officer's Certificate of the Lessee, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is reasonably acceptable to such parties stating that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the Initial Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

          (f) The Lessor and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee in the form attached hereto as Exhibit E or in such other form as is reasonably acceptable to such parties attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee duly authorizing the execution, delivery and performance by Lessee of each of the Operative Agreements to which it is or will be a party, (B) its certificate of incorporation and by-laws, in each case certified as of a recent date by the Secretary of State of the State of its incorporation, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the appropriate officer of the State of Alabama and each state in which any Property is located as to its good standing in such state;

          (g) Counsel for the Lessee reasonably acceptable to the other parties hereto shall have issued to the Lessor, the Agent, the Lenders and the Holders an opinion in the form attached hereto as Exhibit C or in such other form as is reasonably acceptable to such parties; and

          (h) As of the Initial Closing Date, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of the Lessee from that set forth in the audited financial statements of the Lessee dated December 31, 1997.

     6.2. Conditions to the Lessee's Obligations. The obligation of the Lessee to consummate the transactions contemplated by this Agreement, including the obligation to execute and deliver the Operative Agreements to which it is a party on the Initial Closing Date, is subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein, (ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto, (iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Initial Closing Date, and (iv) the satisfaction or waiver by the Lessee of all of the following conditions on or prior to the Initial Closing Date:

          (a) Each of the Operative Agreements to be entered into on the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Lessee, and shall be in full force and effect, and no Default, other than Defaults of the Lessee, shall exist thereunder, and the Lessee shall have received a fully executed copy of each of the Operative Agreements (other than Notes of which it shall have received a specimen);

          (b) In the reasonable opinion of the Lessee and its counsel, the transactions contemplated by the Operative Agreements do not violate any material Legal Requirements and will not subject Lessee to any materially adverse regulatory prohibitions or constraints, in each case enacted, imposed, adopted or proposed since the date hereof;

          (c) No action or proceeding shall have been instituted nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;

          (d) The Lessee and the Agent shall each have received an Officer's Certificate of the Lessor dated as of such Closing Date in the form attached hereto as Exhibit F or in such other form as is reasonably acceptable to Lessee and the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date; (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

          (e) The Lessee and the Agent shall each have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to Lessee and the Agent, attaching and certifying as to (A) the signing resolutions, (B) its articles of incorporation or other equivalent charter documents, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company, (C) its by-laws and (D) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the state of incorporation of the Trust Company; and

          (f) Counsel for the Lessor acceptable to the other parties hereto shall have issued to the Lessee, the Holders, the Lenders and the Agent an opinion in the form attached hereto as Exhibit H or in such other form as is reasonably acceptable to such parties.

     6.3. Conditions to the Agent's Obligations. The obligation of the Agent to consummate the transactions contemplated by this Agreement on the Initial Closing Date, including the obligation to execute and deliver each of the Operative Agreements to which it is a party on the Initial Closing Date, is subject to (i) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained herein,
(ii) the accuracy and correctness on the Initial Closing Date of the representations and warranties of the other parties hereto contained in any other Operative Agreement or certificate delivered pursuant hereto or thereto,
(iii) the performance by the other parties hereto of their respective agreements contained herein and in the other Operative Agreements, in each case to be performed by them on or prior to the Initial Closing Date, and (iv) the satisfaction, or waiver by the Agent, of all of the following conditions on or prior to the Initial Closing Date:

          (a) Each of the Operative Agreements to be entered into on the Initial Closing Date shall have been duly authorized, executed and delivered by the parties thereto, other than the Agent, and shall be in full force and effect, and no Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent shall have received a fully executed copy of each of the Operative Agreements (including the Notes). The Operative Agreements (or memoranda thereof), any supplements thereto and any financing statements and fixture filings in connection therewith required under the Uniform Commercial Code shall have been filed or shall be promptly filed, if necessary, in such manner as to enable the Lessor's counsel to render its opinion referred to in Section 6.2(f) hereof;

          (b) The satisfaction of each of the conditions set forth in Sections 6.1(b), (c), (e), (f) and (h) and Sections 6.2(d), (e) and (f) hereof; and

          (c) In the reasonable opinion of the Agent and its counsel, the transactions contemplated by the Operative Agreements do not and will not violate any material Legal Requirements and do not and will not subject the Agent or the Lenders to any materially adverse regulatory prohibitions or constraints, in each case enacted, imposed, adopted or proposed since the date hereof.

     SECTION 7. REPRESENTATIONS AND WARRANTIES ON THE INITIAL CLOSING DATE.

     7.1. Representations and Warranties of the Holders. Effective as of the Initial Closing Date, each of the Holders represents and warrants to each of the other parties hereto that:

          (a) It is a banking corporation or banking association, or branch or agency thereof (the entity of which such Holder is a branch or agency being referred to in this Section 7.1 as the "Primary Institution"), as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

          (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party have been duly authorized by all necessary action on its part (and on the part of any applicable Primary Institution) and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of the stockholders of, or approval or consent of any trustee or holder of any indebtedness or obligations of, such Holder (or any applicable Primary Institution) which have not been obtained and in full force and effect, (ii) violates or will violate any Legal Requirement applicable to or binding on it (or any applicable Primary Institution)(except no representation or warranty is made as to any Legal Requirement to which it may be subject solely as a result of the activities of the Lessee) as of the date hereof, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any Property or any of the Improvements (other than Liens created by the Operative Agreements) under its certificate of incorporation or other equivalent charter documents, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it (or any applicable Primary Institution) is a party or by which it (or any applicable Primary Institution) or its properties is bound or affected or
     (iv) requires or will require any Governmental Action by any Governmental Authority (other than arising solely by reason of the business, condition or activities of the Lessee or any Affiliate thereof or the construction or use of the Properties or the Improvements);

          (c) This Agreement and each other Operative Agreement to which it is or will be a party have been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it (including any applicable Primary Institution) in accordance with the terms thereof, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

          (d) There is no action or proceeding pending or, to its knowledge, threatened against it (or any applicable Primary Institution) before any Governmental Authority that questions the validity or enforceability of any Operative Agreement to which it is or will become a party or that, if adversely determined, would materially and adversely affect its ability (or that of any applicable Primary Institution) to perform its obligations under the Operative Agreements to which it is a party;

          (e) It has not assigned or transferred any of its right, title or interest in or under the Lease except in accordance with the Operative Agreements;

          (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

          (g) It is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. It is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended;

          (h) Except as otherwise contemplated by the Operative Agreements, it shall not, nor shall it direct the Owner Trustee to, use the proceeds of any Loan or Holder Advance for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 9.1(a) and (b) of this Agreement, the purchase or lease of the Property, the acquisition of Equipment and the construction of Improvements; and

          (i) It is acquiring its interest in the Trust Estate for its own account (including that of any applicable Primary Institution) for investment and not with a view to any distribution (as such term is used in
     Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Trust Estate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in any Property, the Trust Estate or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this Section 7.1(i) shall include or cover any action or inaction of the Lessee or any Affiliate thereof whether or not purportedly on behalf of the Holders, the Owner Trustee or any of their Affiliates.

     7.2. Representations and Warranties of the Owner Trustee. Effective as of the Initial Closing Date, Trust Company in its individual capacity and as the Owner Trustee, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in paragraphs (h),
(i), (j) and (k) below are made solely in its capacity as the Owner Trustee:

          (a) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is or will be a party;

          (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of its stockholders, or any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) violates or will violate any current law, governmental rule or regulation relating to its banking or trust powers, (iii) violates or will violate or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which violation, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) requires or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

          (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or will be, duly executed and delivered by Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

          (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

          (e) It has not assigned or transferred any of its right, title or interest in or under the Lease except in accordance with the Operative Agreements;

          (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

          (g) Except as otherwise contemplated in the Operative Agreements, the Owner Trustee shall not use the proceeds of the Loans and Holder Advances for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 9.1(a) and
     (b) of this Agreement, the purchase or lease of the Properties, the acquisition of Equipment and the acquisition of Improvements;

          (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to any Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act, or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

          (i) The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

          (j) The Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Federal Reserve Board; and

          (k) The Owner Trustee is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. The Owner Trustee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     7.3. Representations and Warranties of the Lessee. Effective as of the Initial Closing Date, the Lessee represents and warrants to each of the other parties hereto that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each of its Subsidiaries is duly organized and validly existing under the laws of the jurisdiction of its organization and is duly qualified to do business in each other jurisdiction where the nature of its business makes such qualification necessary, except where such failure to so qualify would not have a Material Adverse Effect. The Lessee and each of its Subsidiaries has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party;

          (b) The execution, delivery and performance by the Lessee and each of its relevant Subsidiaries of this Agreement and the other Operative Agreements to which each is or will be a party have been duly authorized by all necessary corporate action on the part of the Lessee and each such Subsidiary (including any necessary shareholder action), have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement, decree, judgment or award which is applicable to or binding on the Lessee or any of its Subsidiaries, (ii) violate or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Lessee or any of its Subsidiaries, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other agreement, instrument or document to which the Lessee or any of its Subsidiaries is a party or which is binding on the Lessee or any of its Subsidiaries or any of their respective properties, or (iii) result in, or require, the creation or imposition of any

     Lien (other than pursuant to the terms of the Operative Agreements) on any asset of the Lessee or any of its Subsidiaries;

          (c) Each of this Agreement and each other Operative Agreement to which the Lessee or any of its Subsidiaries is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Lessee or such Subsidiary, as the case may be, enforceable against it in accordance with the terms thereof. The Lessee and each of its relevant Subsidiaries have each executed the various Operative Agreements required to be executed as of the Initial Closing Date;

          (d) Except as disclosed in the Lessee's annual report on Form 10-K for the year ended December 31, 1997, or the Lessee's quarterly report on Form 10-Q for the three months ended September 30, 1998, there are no actions, suits or proceedings (including, without limitation, any derivative action) pending or, to the knowledge of the Lessee, threatened with respect to the Lessee or any of its Subsidiaries which, if adversely decided, are reasonably likely to result, either individually or collectively, in a Material Adverse Effect. None of the Lessee or any of its Subsidiaries has any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 7.3(f), which are required in accordance with GAAP to be reported in such financial statements;

          (e) No Governmental Action by any Governmental Authority or authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement or (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, in each case, except those which have been obtained and are in full force and effect;

          (f) (i) The audited consolidated financial statements of the Consolidated Entities as at December 31, 1997, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of the Lessee and the other Consolidated Entities on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and
     (ii) the unaudited consolidated financial statements as at September 30, 1998, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP (subject to normal year-end adjustments) and fairly present in all material respects the financial condition of the Lessee and its Consolidated Entities on a consolidated basis as of such date and its consolidated results of operations for the fiscal period then ended and such three-quarter period, respectively;

          (g) Since the date of the audited  financial  statements  described in
     Section 7.3(f), there has been no event or occurrence which has had or is reasonably likely to have a Material Adverse Effect;

          (h) The Lessee knows of no proposed material tax assessments against it or any of its Subsidiaries. No extension of time for assessment or payment of any material federal, state or local tax by the Lessee or any of its Subsidiaries is in effect;

          (i) The execution and delivery of the Operative Agreements will not involve any prohibited transaction within the meaning of ERISA, the Lessee and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and each is in compliance in all material respects with the applicable provisions of ERISA, and no "Reportable Event," as defined in Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by the Lessee or any of its ERISA Affiliates.

          (j) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in the Property, subject only to the Permitted Exceptions, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

          (k)  Neither  the  Lessee  nor  any of its  Subsidiaries  has  filed a voluntary petition in bankruptcy or been adjudicated a bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, receivership, dissolution or similar relief under any bankruptcy, receivership, insolvency, or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in any Property. No court of competent jurisdiction has entered an order, judgment, or decree approving a petition filed against the Lessee or any of its Subsidiaries seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal or state bankruptcy, receivership, insolvency or other law relating to relief for debtors, and no other liquidator has been appointed for the Lessee or any of its Subsidiaries or all or any part of its properties or its interest in any Property, and no such action is pending. Neither the Lessee nor any of its Subsidiaries has given notice to any Governmental Authority or any Person of insolvency or pending insolvency, or suspension or pending suspension of operations;

          (l) Each of the Lessee and its Subsidiaries owns marketable title to, or a subsisting leasehold interest in, all of its Properties free and clear of all Liens, except Permitted Liens;

          (m) Neither the Lessee nor any of its Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended, or
     (b) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended;

          (n) Neither the Lessee nor any of its Subsidiaries is engaged principally in, or has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no part of the proceeds of the Loans or the Holder Advances will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or maintaining or extending credit to others for such purpose, or for any purpose that violates, or is inconsistent with Regulations T, U, or X of the Federal Reserve Board;

          (o) The Lessee and each of its Subsidiaries has filed all material tax returns and reports required by Law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall in accordance with GAAP have been set aside on its books;

          (p) To the best of the knowledge of the Lessee, after inquiry it has deemed appropriate, the Lessee and each Subsidiary is in material compliance with all Environmental Laws and Occupational Safety and Health Laws where failure to comply could have a Material Adverse Effect. Neither the Lessee nor any of its Subsidiaries has received notice of any claims that any of them is not in compliance in all material respects with any Environmental Law where failure to comply could have a Material Adverse Effect;

          (q) The Lessee and each of its Subsidiaries is in compliance with all statutes, judicial and administrative orders, permits and governmental rules and regulations which are material to its business or the non-compliance with which could result in any material fine, penalty or liability;

          (r) No financial statement, document, certificate or other written communication furnished to the Agent, the Owner Trustee, any Lender or any Holder by or on behalf of the Lessee or any Consolidated Entity, or to the extent not a Consolidated Entity any Subsidiary, in connection with any Operative Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Lessee that materially adversely affects the business or condition of the Lessee or any Material Group that has not been disclosed herein or in such financial statements; and

          (s) Each of the Arizona Ground Lease Documents to which TMC or Meditrust is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of TMC or Meditrust, as the case may be, enforceable against it in accordance with the terms thereof.

     7.4. Representations and Warranties of the Agent. Effective as of the Initial Closing Date, the Agent represents and warrants to each of the other parties hereto that:

          (a) It is a national banking association duly organized and validly existing under the laws of the United States of America and has the full power and authority to enter into and perform its obligations under this Agreement and each other Operative Agreement to which it is or will be a party;

          (b) The execution, delivery and performance by the Agent of this Agreement and each other Operative Agreement to which it is or will be a party are not, and will not be, inconsistent with the articles of incorporation or by-laws or other charter documents of the Agent, do not and will not contravene any applicable Law of the State of North Carolina or of the United States of America governing its activities and will not contravene any provision of, or constitute a default under any indenture, mortgage, contract or other instrument to which it is a party or by which it or its properties are bound, or require any consent or approval of any Governmental Authority under any applicable law, rule or regulation of the State of North Carolina or any federal law, rule or regulation of the United States of America governing its activities; and

          (c) Each of this Agreement and each other Operative Agreement to which it is a party has been, or when executed and delivered will be, duly authorized by all necessary corporate action on the part of the Agent and has been, or on such Closing Date will be, duly executed and delivered by the Agent and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, will constitute a legal, valid and binding obligation enforceable against the Agent in accordance with the terms thereof;

          (d) Except as otherwise contemplated by the Operative Agreements, the Agent shall not, nor shall it direct the Owner Trustee to, use the proceeds of any Loan for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Section 9.1(a) and (b) of this Agreement, the purchase or lease of the Properties, the acquisition of Equipment and the acquisition of Improvements.

     SECTION 8. REPRESENTATIONS AND WARRANTIES ON ADVANCE DATES.

     8.1.  Representations  and  Warranties on Each Property  Closing Date.  The
Lessee hereby represents and warrants as of each Property Closing Date as follows:

          (a) The representations and warranties of the Lessee set forth in the Operative Agreements are true and correct in all material respects on and as of the Property Closing

     Date as if made on and as of such date. The Lessee and its Subsidiaries are in all material respects in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such Property Closing Date;

          (b) The Properties are being acquired at a price that is not in excess of fair market value, and such Properties consist of (i) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time or acquisition or will be renovated or modified in accordance with the terms of this Agreement, or (ii) Equipment. Each of the Properties is located at the site set forth on the applicable Requisition, which is in one of the Approved States;

          (c) Upon the acquisition of each Property on such Property Closing Date, and at all times thereafter, the Lessor will have marketable title to such Property, as evidenced with respect to the Land by the issuance of an ALTA form owner's policy showing title in the name of the Lessor, subject only to Permitted Liens, or such Property is subject to a valid and enforceable Ground Lease;

          (d) The execution and delivery of each Operative Agreement delivered by the Lessee or any of its Subsidiaries on such Property Closing Date and the performance of the obligations of the Lessee and each of its Subsidiaries under each Operative Agreement have been duly authorized by all requisite corporate action on the part of the Lessee or such Subsidiary, as applicable;

          (e) Each Operative Agreement delivered on such Property Closing Date by the Lessee or any of its Subsidiaries has been duly executed and delivered by the Lessee or such Subsidiary;

          (f) Each Operative Agreement delivered by the Lessee or any of its Subsidiaries on such Property Closing Date is a legal, valid and binding obligation of the Lessee or such Subsidiary, as applicable, enforceable against the Lessee or such Subsidiary, as applicable, in accordance with its respective terms;

          (g) Upon filing of each of the UCC Financing Statements (with respect to the Property being acquired) in the filing offices designated by the Lessee, such UCC Financing Statements will have been filed with the appropriate Governmental Authorities in order to perfect a security interest in the Property described therein (to the extent perfection can be obtained by filing under the UCC);

          (h) Upon filing in the filing offices designated by the Lessee, the Lender Financing Statements, together with an assignment to the Agent of the filed Lessor Financing Statements, will perfect a valid first priority security interest (in favor of the

     Agent, for the benefit of itself, the Lenders and the Holders) in all the Properties and other collateral described therein in which a security interest or mortgage can be perfected by filing under the UCC, and upon filing, the Lessor Financing Statements will protect Lessor's interest under the Lease to the extent the Lease is a security agreement and mortgage;

          (i) No portion of any Property being acquired by the Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by any such agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

          (j) None of the Property consists of Tangible Personal Property; and, without limitation the generality of the first clause of this paragraph
     (j), the aggregate Property Cost of any "Personal Property" (as defined in the Arizona Ground Lease) located at, or included in, the Arizona Property does not exceed $3,000,000;

          (k) The Lessee has obtained insurance coverage for each Property being acquired by the Lessor on such Property Closing Date which meet the requirements of Article XIV of the Lease and all of such coverage is in full force and effect;

          (l) Each  Property  being  acquired  by the  Lessor  on such  Property
     Closing Date complies with all Legal Requirements (including, without limitation, all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect;

          (m) All consents, licenses, permits, authorizations, assignments and building permits required as of the date on which such Advance is made by all Legal Requirements or pursuant to the terms of any contract, indenture, instrument or agreement for construction, completion, occupancy, operation, leasing or subleasing of each Property with respect to which an Advance is being made have been obtained and are in full force and effect, except to the extent that the failure to so obtain would not, individually or in the aggregate, have a Material Adverse Effect;

          (n) All Improvements comply with all applicable Legal Requirements and Insurance Requirements (including, without limitation, all zoning and land use laws and Environmental Laws), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. Such Improvements do not encroach in any manner onto any adjoining land (except as permitted by express written easements) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants comply in all respects with all applicable Legal Requirements (including, without limitation, all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect. There are no material defects to such Improvements including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for their intended use will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws), except to the extent that failure to obtain any such permit would not, individually or in the aggregate, have a Material Adverse Effect. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best knowledge of the Lessee, threatened which adversely affects the title to, or the use, operation or value of, such Properties. No fire or other casualty with respect to such Properties has occurred which has had a Material Adverse Effect. All utilities serving the related Properties, or proposed to serve the related Properties in accordance with the Plans and Specifications, are located in (or will be located in) and vehicular access to such
     Improvements is provided by (or will be provided by), either public rights-of-way abutting each related Property or Appurtenant Rights. All licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the real property underlying such Improvements during the construction of such Improvements and the use and operation of such Improvements following such construction, (ii) the construction of such Improvements in accordance with the Plans and Specifications and (iii) the use and operation of such Improvements following such construction with the applicable Equipment which such Improvements support for the purposes for which they were intended have either been obtained from the appropriate Governmental Authorities or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable;

          (o) Construction of Improvements, if any, to date has been performed in a good and workmanlike manner in compliance with all Insurance Requirements and Legal Requirements, except to the extent noncompliance with any Legal Requirements would not, individually or in the aggregate, have a Material Adverse Effect;

          (p) When completed, the Improvements shall be wholly within any building restriction lines (unless consented to by applicable Government Authorities), however established; and

          (q) The Advance is secured by the Lien of the Security Documents, and the Lessee has not received any notice of, or taken any action to incur, any Lien against the applicable Improvements other than Permitted Liens;

          (r) All conditions precedent contained in this Agreement and in the other Operative Agreements relating to the Initial Closing Date have been substantially satisfied.

     SECTION 9. PAYMENT OF CERTAIN EXPENSES.

     9.1. Transaction Expenses.

          (a) Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with the Initial Closing Date, including all Transaction Expenses (arising in connection with the Initial Closing Date), and all other reasonable fees, expenses and disbursements in connection with the Initial Closing Date, and including, without limitation, all fees, taxes and expenses for the recording, registration and filing of documents; provided, however, that the Lessor shall pay such amounts described in this Section 9.1(a) only if
     (i) such amounts are properly described in a Requisition delivered on or before such date (or, in the absence of such a Requisition, if requested by the Agent), subject to Section 5.2(c), and (ii) funds are made available by the Lenders and the Holders in connection with such Requisition in an amount sufficient to allow such payment. On the Initial Closing Date, after delivery and receipt of the Requisition referenced in Section 4.2(a) hereof and satisfaction of the other conditions precedent for such date, the Holders shall make Holder Advances and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 9.1(a). The Lessee agrees to pay all amounts referred to in this Section 9.1(a) to the extent not paid by Lessor.

          (b) Lessor agrees on each Property Closing Date to pay, or cause to be paid, all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Property Closing Date, including all Transaction Expenses arising with respect to such Property Closing Date, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3 (including without limitation the cost of any Appraisals or environmental site assessments, any developer's fees, any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Property Closing Date, including, without limitation, all expenses relating to and all fees (including brokers' fees), taxes (including any and all stamp, transfer or similar taxes) and expenses for the recording, registration and filing of documents; provided, however, the Lessor shall pay such amounts described in this Section 9.1(b) only if (i) such amounts are properly described in a Requisition delivered on the applicable date (or, in the absence of such a Requisition, if requested by the Agent, subject to Section 5.2(c), and (ii) funds are made available by the Lenders and the Holders in connection with such Requisition in an amount sufficient to allow such payment. On each Property Closing Date after delivery of the applicable Requisition in satisfaction of the other conditions precedent for such date, the Holders shall make a Holder Advance and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 9.1(b). The Lessee agrees to pay all amounts referred to in this Section 9.1(b) to the extent not paid by the Lessor.

     9.2.  Certain Fees and  Expenses.  Lessee agrees to pay or cause to be paid
(i) the initial and annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any necessary co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee, for acting as owner trustee under the Trust Agreement, (ii) all reasonable costs and expenses incurred by the Lessee, the Agent, the Lenders, the Holders or the Lessor in entering into any future amendments or supplements requested by the Lessee with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto which have been requested by the Lessee, and (iii) all reasonable costs and expenses incurred by the Lessor, the Lessee, the Holders, the Lenders or the Agent in connection with the enforcement of any Operative Agreement or any exercise of remedies under any Operative Agreement or any purchase of any Property by the Lessee pursuant to Article XX of the Lease.

     9.3. Commitment Fee. The Lessee agrees to pay (a) to the Agent for the account of each Lender a commitment fee (the "Lender Commitment Fee"), and (b) to the Owner Trustee for the account of each Holder a commitment fee (the "Holder Commitment Fee"), in each case during the Commitment Period, computed at a rate per annum equal to the Applicable Commitment Fee Rate on the average daily amount, with respect to each Lender, of the Available Commitment of such Lender and, with respect to each Holder, of the Available Holder Commitment of such Holder during the period for which payment is made, payable quarterly in arrears on each Commitment Fee Payment Date, commencing on the first such date to occur after the Initial Closing Date. Lender Commitment Fees and Holder Commitment Fees shall be calculated on the basis of a 360-day year for the actual days elapsed. Notwithstanding the foregoing, so long as any Lender or Holder fails (in violation of the Operative Agreements) to make available any portion of its Commitment or Holder Commitment when requested, such Person shall not be entitled to receive payment of its pro rata share of its Commitment Fee or Holder Commitment Fee (as the case may be) until such Person shall make available such portion. Each such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. If all or a portion of any Commitment Fee or Holder Commitment Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Base Rate plus 2%, from the date of such non-payment until such amount is paid in full (as well as before judgment).

     SECTION 10. OTHER COVENANTS AND AGREEMENTS.

     10.1. Cooperation with the Lessee. The Holders, the Owner Trustee (at the direction of the Holders) and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

     10.2. Covenants of the Owner Trustee and the Holders. Each of the Owner Trustee and the Holders hereby agree that so long as this Agreement is in effect:

          (a) None of the Holders and the Owner Trustee (both in its trust capacity and in its individual capacity) will create or permit to exist at any time, and each of the Holders and the Owner Trustee will, at its own cost and expense, promptly take such action (and notify Lessee of such action) as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it on the Properties; provided, however, that the Holders and the Owner Trustee shall not be required to discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as (a) such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, any Property or title thereto or any interest therein or the payment of Rent, and (b) such proceedings shall not materially interfere with the disposition of any Property or title thereto or interest therein or the payment of Rent.

          (b) Without prejudice to any right of the Owner Trustee under the Trust Agreement to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Holders and the Owner Trustee hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee or the Agent without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect any such party;

          (c) The Owner Trustee or any successor may resign or be removed by the Holders as Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee, which consent shall not be unreasonably withheld, conditioned or delayed;

          (d) The Owner Trustee, in its capacity as Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements;

          (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

          (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

          (g) The Owner Trustee shall give prompt notice to the Lessee and the Agent if the Owner Trustee's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name;

          (h) Provided that no Lease Default or Lease Event of Default has occurred and is continuing, neither the Owner Trustee nor any Holder shall, without the prior written consent of the Lessee, consent to or permit any amendment, supplement or other modification of the terms and provisions of the Credit Agreement or the Notes;

          (i) Neither the Owner Trustee nor any Holder shall consent to or permit any amendment, supplement or other modification of the terms and provisions of any Operative Agreement, in each case without the prior written consent of the Agent except as described in Section 10.5 of this Agreement; and

          (j) The Owner Trustee (i) shall take such actions and shall refrain from taking such actions with respect to the Operative Agreements or the Properties and shall grant such approvals and otherwise act or refrain from acting with respect to the Operative Agreements or the Properties in each case as directed in writing by the Agent or, to the extent required by
     Section 10.5 hereof, the Lessee, notwithstanding any contrary instruction or absence of instruction by any Holder or Holders; and (ii) shall not take any action, grant any approvals or otherwise act under or with respect to the Operative Agreements or any matters relating to the Properties without first obtaining the prior written consent of the Agent (and without regard to any contrary instruction or absence of instruction by any Holder); provided, however, that notwithstanding the foregoing provisions of this subparagraph (j) the Owner Trustee, the Agent and the Holders each acknowledge, covenant and agree that, with respect to all matters under the Operative Agreements that require the consent or concurrence of all of the Lenders pursuant to the terms of Section 9.1 of the Credit Agreement (the "Unanimous Vote Matters"), neither the Owner Trustee nor the Agent shall act or refrain from acting with respect to any Unanimous Vote Matter until such party has received the approval of each Lender and each Holder with respect thereto.

     10.3. Lessee Covenants, Consent and Acknowledgement.

          (a) Lessee acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Lessee hereby irrevocably consents to the creation, perfection and maintenance of such Liens.

          (b) Lessor hereby instructs Lessee, and Lessee hereby acknowledges and agrees, that until such time as the Loans are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released, (i) any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to the Lessor or the Owner Trustee shall instead be paid directly to the Agent or as the Agent may direct from time to time and (ii) Lessee shall cause all notices, certificates, financial statements, communications and other information which is delivered, or is required to be delivered, to the Lessor, the Owner Trustee or any Holder also to be delivered at the same time to the Agent.

          (c) Lessee shall not consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement without, in each case, obtaining the prior written consent of the Agent and, to the extent required by the proviso at the end of Section 10.2(j) hereof, each of the Holders.

          (d) Except as  otherwise  contemplated  by the  Operative  Agreements, neither the Owner Trustee nor the Lessee shall use the proceeds of any Holder Advance for any purpose other than the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in
     Section 9.1(a) and (b) of this Agreement, the purchase or lease of the Properties, the acquisition of Equipment and the acquisition of Improvements;

          (e) The Lessee shall not permit any of the Property to consist of Tangible Personal Property; and, without limiting the generality of the first clause of this paragraph

     (e), the Lessee shall not permit the aggregate Property Cost of any "Personal Property" (as defined in the Arizona Ground Lease) located at, or included in, the Arizona Property to exceed $3,000,000;

          (f) The Lessee agrees that aggregate appraised enterprise value of all Properties as shown in the most recent Appraisals of each Property received by the Agent pursuant to Section 5.3(b) or otherwise shall at all times be greater than or equal to 50% of the aggregate Property Cost of all Properties; and any Appraisal obtained to comply with this provision shall be at the Lessee's sole cost and expense.

          (g) The Lessee agrees to perform each of the Incorporated Covenants and any other covenants set forth in (or incorporated by reference into)
     Article XXVIII of the Lease, in accordance with their respective terms.

          (h) The Lessee shall not create or permit to exist at any time (and the Lessee shall, at its own expense, take such action as may be necessary to duly discharge, or cause to be discharged) any Lien against any Property other than Permitted Liens.

          (i) The Lessee shall perform or shall cause to be performed, within sixty (60) days after the Initial Closing Date, all actions recommended or required by the Existing Environmental Reports, such performance to be satisfactory to the Agent in its reasonable discretion.

          (j) The Lessee shall pay (when and as due) any fees pursuant to the Fee Letter.

     10.4. Sharing of Certain Payments. The parties hereto acknowledge and agree that all payments due and owing by the Lessee to the Lessor under the Lease or any of the other Operative Agreements shall be made by the Lessee directly to the Agent as more particularly provided in Section 10.3 hereof. The Holders and the Agent, on behalf of the Lenders, acknowledge the terms of Section 8 of the Credit Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree all such payments and amounts are to be allocated as provided in Section 8 of the Credit Agreement. In connection therewith the Holders hereby (a) appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Mortgage Instruments and other Security Documents to secure the Holder Amount and (b) acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Mortgage Instruments and other Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Lenders without notice to or consent from the Holders.

     10.5. Grant of Easements, etc. The Agent and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, and until such time as the Agent gives instructions to the contrary to the Owner Trustee, the Owner Trustee shall, from time to time at the request of the Lessee, in connection with the transactions contemplated by the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development or operation of any Property, including, without limitation, reciprocal easement agreements, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements and documents referred to in this Section
10.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business, or consistent with local practice or as required by local governmental authorities, and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

     SECTION 11. CREDIT AGREEMENT AND TRUST AGREEMENT.

     11.1. Lessee's Credit Agreement Rights. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lessee and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default the Lessee (as designated below) shall have the following rights:

          (a) the Lessee shall have the right to give the notice  referred to in
     Section 2.3 of the Credit Agreement, to designate the account to which a borrowing under the Credit Agreement is to be credited pursuant to Section
     2.3 of the Credit Agreement;

          (b) the Lessee shall have the right to terminate or reduce the Commitments pursuant to Section 2.5(a) of the Credit Agreement and to make an Extension Request pursuant to Section 2.5(c) of the Credit Agreement;

          (c) the Lessee shall have the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

          (d) the Lessee shall have the right to approve any successor agent pursuant to Section 7.8 of the Credit Agreement;

          (e) the Lessee shall have the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement; and

          (f) without limiting the foregoing clauses (a) through (e), and in addition thereto, provided that no Event of Default then exists, the Lessee shall have the right to exercise any other right of the Owner Trustee under the Credit Agreement upon not less than five (5) Business Days' prior written notice from the Lessee to the Owner Trustee and the Agent.

     11.2. Lessee's Trust Agreement Rights. Notwithstanding anything to the contrary contained in the Trust Agreement, the Lessee, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Lease Default or Lease Event of Default the Lessee (as designated below) shall have the following rights:

          (a) the Lessee shall have the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

          (b) no removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee; and

          (c) the Holders and the Owner Trustee shall not amend, supplement or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

     SECTION 12. TRANSFER OF INTEREST.

     12.1. Restrictions on Transfer. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent, and (provided no Default or Event of Default has occurred and is continuing) the Lessee and (only if such assignee is not a Lender) the Majority Lenders (which consent in each case shall not be unreasonably withheld or delayed); provided that such consents shall not be required for an assignment to a Lender or an affiliate of a Lender. The Owner Trustee may, subject to the Lien of the applicable Security Documents, but only with the prior written consent of the Agent, the Holders (which consent may be withheld by the Agent or the Holders in their sole discretion) and (provided no Default or Event of Default has occurred and is continuing) the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of the Owner Trustee's right, title or interest in or to any Property, the Lease, the Trust Agreement, this Agreement (including, without limitation, any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer the Properties to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Properties in accordance with each of the terms and conditions of the Lease.

     12.2. Effect of Transfer. From and after any transfer effected in accordance with this Section 12, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Holder shall remain liable under Article XI of the Trust Agreement to the extent that the transferee Holder shall not have assumed the obligations of the transferor Holder thereunder. Upon any transfer by the Owner Trustee or a Holder as above provided, any such transferee shall assume the obligations of the Owner Trustee and Lessor or the obligations of a Holder, as the case may be, and shall be deemed an "Owner Trustee", "Lessor" or "Holder", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 12, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including, without limitation, rights to indemnification under any such document.

     SECTION 13. INDEMNIFICATION.

     13.1. General Indemnity.

          (a) Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any part thereof, including, without limitation, Claims in any way relating to or arising or alleged to arise out of (i) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, maintenance, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of a Property, or any part thereof, including the acquisition, holding or disposition of any interest in any Property, lease or agreement comprising a portion of any thereof; (ii) any latent or other defect in any property whether or not discoverable by an Indemnified Person or the Indemnity Provider; (iii) any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any property or the environment relating to any Property, the Lease or the Indemnity Provider; (iv) the Operative Agreements, or any transaction contemplated thereby; (v) any breach by the Lessee of any of its representations or warranties under the Operative Agreements to which it is a party or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements;
     (vi) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (vii) any personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; (viii) any easement, right, agreement or document referred to in
     Section 10.5 of this Agreement; or (ix) any Lien on any Property (other than Liens created by the Operative Agreements). The foregoing indemnity shall not apply to a Claim imposed on, incurred by or asserted against an Indemnified Person to the extent such Claim arises from (A) the gross negligence, willful misconduct or willful breach of such Indemnified Person, or (B) the negligence of such Indemnified Person unless such Indemnified Person is (1) the Owner Trustee or the Trust Company, (2) a Holder and the claim is brought against such Holder in its capacity as such or arises from its role as a Holder or (3) any successor, director, shareholder, officer, employee or agent of any of the foregoing.

          (b) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding) for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that, in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Person shall endeavor, in such notice to the Indemnity Provider, to inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven
     (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially precludes the Indemnity Provider from contesting such Claim.

          (c) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including, without limitation by pursuit of appeals) (provided, however, that (A) if such Claim can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim, the Indemnified
     Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling the response to such Claim, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

          (d) The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party, except that the Indemnity Provider may not agree to any dismissal or settlement of, or other agreement in connection with, any claim without the prior written consent of such Indemnified Person, if such dismissal, settlement or agreement would require any admission or acknowledgment of any culpability or wrongdoing by such Indemnified Person or provide for any nonmonetary relief to be performed by such Indemnified Person. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 13.1 by way of indemnification or advance for the payment of any amount regarding such Claim other than expenses of the action relating to such Claim.

          (e) Notwithstanding the foregoing provisions of this Section 13.1, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (i) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (ii) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (iii) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (iv) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim, and (v) such claim is covered by insurance and no Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnified

     Person and reasonably acceptable to the Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

     13.2. General Tax Indemnity.

          (a) The Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis.

          (b) (i) Subject to the terms of Section 13.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

               (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable). In the case of Impositions for which a contest is conducted pursuant to Section 13.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection
          (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under
          Section 13.2(f).

               (iii) Impositions imposed with respect to a Property for a billing period during which the Lease expires or terminates with respect to such Property (unless the Lessee has exercised the Purchase Option with respect to such Property or the Lessee has otherwise purchased such Property) shall be adjusted and prorated on a daily basis between the Indemnity Provider and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay its pro rata share thereof.

               (iv) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of 15% or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

          (c) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns with respect to each Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to any Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

          (d) If as a result of the payment or reimbursement by the Indemnity Provider of any Imposition or other reasonable expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, the Lessor, the Holders, partners of any Holder, or shareholders of such partners of a partnership which is a partner of such Holder, shall suffer a net increase in any federal, state or local income tax liability, the Indemnity Provider shall indemnify such Persons (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings (including any net operating loss carry-forward) realized or reasonably expected to be realized by such Person in respect thereof, as well as any interest, penalties and additions to tax payable by such Lessor, or such Holder, or such Affiliate, in respect thereof.

          (e) As between the Indemnity Provider on one hand, and the Lessor or the Agent, any Lender or any Holder on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless the Lessor, the Agent, the Lenders and each Holder (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments on the Notes or Certificates or with respect to Rent payments under the Lease (and, if the Lessor, the Agent, any Lender or any Holder receives a demand for such payment from any taxing authority, the Indemnity Provider shall discharge such demand on behalf of the Lessor, the Agent, such Lender or such Holder); provided, however, that the right of any Lender to make a claim for indemnification under this
     Section 13.2(e) is subject to the compliance by such Lender with the requirements of Section 2.13 of the Credit Agreement.

          (f) (i) If a written Claim is made against any Indemnified Person, or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding), for any Impositions, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim or proceeding without the consent of the Indemnity Provider for thirty
          (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that, in the case of any such Claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30- day period, such Indemnified Person shall, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim or proceeding without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially precludes the Indemnity Provider from contesting such Claim.

               (ii) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to commence such contest), the Indemnity Provider shall request in writing that such Indemnified Person contest such Imposition, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Imposition (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control such contest and (B) in the case of any contest, the Indemnified Person may request the Indemnity Provider to conduct and control such contest (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict)) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

               (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Imposition (and any future Claim by any taxing authority, the contest of which is precluded by reason of such resolution of such contest) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
          13.2 by way of indemnification or advance for the payment of any amount regarding such Imposition other than expenses of such contest.

               (iv) Notwithstanding the foregoing provisions of this Section 13.2, an Indemnified Person shall not be required to take any action and no Indemnity Provider shall be permitted to contest any Imposition in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with contesting such Imposition, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability,
          (C) if such contest shall involve the payment of the Imposition prior to or during the contest, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the Imposition that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (D) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent tax counsel selected by the Indemnified Person and reasonably satisfactory to the Indemnity Provider stating that a reasonable basis exists to contest such Claim, and (E) no Event of Default shall have occurred and be continuing. In addition, an Indemnified Person shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.2, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent tax counsel selected by the Indemnified Person and reasonably acceptable to the Indemnity Provider stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

     13.3. Environmental Indemnity. Without limiting the generality of the foregoing, whether or not the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any other Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person) in any way relating to or arising, or alleged (by any Person asserting such a Claim against an Indemnified Person) to arise, out of any Environmental Claim, any violation of Environmental Laws, or any other loss of or damage to any Property or the environment (including without limitation the presence on any Property of wetlands, tidelands or swamp or overflow lands, or any condition arising from or affecting any Property or arising from or affecting any lands nearby or adjacent to any Property that has or threatens to have any adverse effect upon human health or the environment at such Property or upon the use or value of such Property), in each case relating to any Property, the Lease or the Indemnity Provider.

     SECTION 14. MISCELLANEOUS.

     14.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Equipment, the construction of any Improvements, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Owner Trust, the payment of the Notes and any disposition thereof, and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

     14.2. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

     14.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States certified or registered mail (postage prepaid), by nationally recognized courier service, by hand or by telecopy with confirming notice and any such notice shall become effective upon receipt and shall be directed to the address of such Person as indicated:

If to the Lessee, to it at the following address:

                  HEALTHSOUTH CORPORATION
                  One HealthSouth Parkway
                  Birmingham, Alabama 35243
                  Attention: Michael D. Martin
                  Telephone No.: (205) 969-4712
                  Telecopy No.:   (205) 969-4629

With a copy to:

                  HEALTHSOUTH CORPORATION
                  One HealthSouth Parkway
                  Birmingham, Alabama 35243
                  Attention: Leif Murphy
                  Telephone No.: (205) 969-6056
                  Telecopy No.:   (205) 969-6837

If to the Owner Trustee, to it at the following address:

                  First Security Bank, National Association
                  79 South Main Street
                  Salt Lake City, Utah 84111
                  Attention:  Val T. Orton
                  Telephone No.: (801) 246-5208
                  Telecopy No.:  (801) 246-5053

If to NationsBank, National Association, as a Holder or a Lender, to it at the following address:

                  NationsBank, N.A.
                  NationsBank Corporate Center
                  100 North Tryon Street, 8th Floor
                  Charlotte, North Carolina 28255
                  Attn:   Philip S. Durand
                  Telephone No.: (704) 386-4955
                  Telecopy No.: (704) 388-0960

with all notices of requests for Holder Advances, or conversion, continuation or prepayment of any Holder Advance, to be sent to:

                  NationsBank, N.A.
                  Independence Center, 15th Floor
                  Charlotte, North Carolina 28255
                  Attn:   Cindy Harmon
                  Telephone No.: (704) 388-3918
                  Telecopy No.: (704) 409-0016

If to any other  Holder,  to it at the  address  set  forth  for such  Holder on
Schedule 1 hereto or in the applicable Assignment and Assumption;

If to any other  Lender,  to it at the  address for notice set forth on Schedule
1.2 to the Credit Agreement or in the applicable Assignment and Assumption;

If to the Agent, to it at the following address:

                  NationsBank, N.A.
                  Independence Center, 15th Floor
                  Charlotte, North Carolina 28255
                  Attn:   Cindy Harmon
                  Telephone No.: (704) 388-3918
                  Telecopy No.: (704) 409-0016

with all notices of borrowing, conversion, continuation or prepayment of any Loan to be delivered to the address set forth in Section 9.2 of the Credit Agreement.

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

     14.4. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     14.5. Amendments and Termination. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Lessor, the Lessee and (subject to Section 9.1 of the Credit Agreement) the Agent. This Agreement may be terminated by an agreement signed in writing by the Owner Trustee, the Holders, the Lenders, the Lessee and the Agent.

     14.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     14.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto; provided, that the Lenders are intended to be third-party beneficiaries of this Agreement.

     14.8. GOVERNING LAW; WAIVERS OF JURY TRIAL.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

          (b) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

     14.9. Submission to Jurisdiction; Waivers. Each of the parties hereto irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of North Carolina and the courts of the United States of America, in each case located in Mecklenburg County, North Carolina, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in Section 14.3 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 14.9 any special, exemplary, punitive or consequential damages.

     14.10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

     14.11. Liability Limited.

          (a) The Agent, the Lessee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and other than as set forth in Section 7.2 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and except as otherwise expressly provided herein or in the other Operative Agreements.

          (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, neither the Lessor nor any Holder (in its capacity as a Holder) nor any officer, director, shareholder, or partner thereof, nor any of the successors or assigns of the foregoing (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the

     Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Agent (for itself and on behalf of the Lenders) agrees that, in the event the Agent or any Lender pursues any remedies available to them under the Credit Agreement, the Notes, this Agreement, the Security Agreement, the Mortgage Instruments or under any other Operative Agreement, neither the Lenders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom, and recourse shall be had solely and exclusively against the Trust Estate and the Lessee (with respect to the Lessee's obligations under the Lease, the Participation Agreement and any other Operative Agreement); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained herein, in the Credit Agreement, in the Notes, in the Security Agreement, the Mortgage Instruments or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in this Agreement, the Credit Agreement, the Notes, the Security Agreement, the Mortgage Instruments or any other Operative Agreement shall:
     (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or arising under this Agreement, the Security Agreement, the Mortgage Instruments or the Credit Agreement or secured by the Security Agreement, the Mortgage Instruments or any other Operative Agreement, but the same shall continue until paid or discharged;
     (ii) relieve the Lessor or any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): (a) active waste knowingly committed by such Lessor or such Exculpated Person with respect to the Properties or (b) any fraud, gross negligence, willful misconduct or willful breach on the part of such Lessor or such Exculpated Person; (iii) relieve such Lessor or such Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (a) misappropriation or misapplication by such Lessor (i.e., application in a manner contrary to any Operative Agreement) of any insurance proceeds or condemnation award paid or delivered to such Lessor by any Person other than the Agent or (b) any rents or other income received by such Lessor from the Lessee that are not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and its rights thereunder or its right to obtain a judgment against the Lessor's interest in the Properties.

     14.12. Rights of Lessee. Notwithstanding any provision of the Operative Agreements, if at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents, the Trust Agreement and the other Operative Agreements and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

     14.13. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

     14.14. Calculations under Operative Agreements. The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

     14.15. Confidentiality. Each of the Owner Trustee, the Holders, the Agent and the Lenders severally agrees to use reasonable efforts to keep confidential all non-public information pertaining to the Lessee or its Subsidiaries which is provided to it by the Lessee or its Subsidiaries and shall not intentionally disclose such information to any Person except:

          (a) to the extent such information is public when received by such Person or becomes public thereafter due to the act or omission of any party other than such Person;

          (b) to the extent such information is independently obtained from a source other than the Lessee or any of its Subsidiaries and such information from such source is not, to such Person's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted;

          (c) to counsel, auditors or accountants retained by any such Person or any Affiliates of any such Person provided they agree to keep such information confidential as if such Person or Affiliate were party to this Agreement and to financial institution regulators, including examiners of any Lender, the Agent or the Owner Trustee, any Holder or any Affiliate in the course of examinations of such Persons;

          (d)  in  connection   with  any  litigation  or  the   enforcement  or
     preservation of the rights of the Agent, the Owner Trustee, the Lessor, any Lender or any Holder under the Operative Agreements;

          (e) to the extent required by any applicable statute, rule or regulation or court order (including, without limitation, by way of subpoena) or pursuant to the request of any regulatory or Governmental Authority having jurisdiction over any such Person; provided, however, that such Person shall endeavor (if not otherwise prohibited by Law) to notify the Lessee prior to any disclosure made pursuant to this clause (e), except that no such Person shall be subject to any liability whatsoever for any failure to so notify the Lessee;

          (f) the Agent may disclose such information to the Owner Trustee, any Lender or any Holder; or

          (g) to the extent disclosure to any other financial institution or other Person is appropriate in connection with any proposed or actual (i) assignment or grant of a participation by any of the Lenders of interests in the Credit Agreement or any Note to such other financial institution (who will in turn be required by the Agent to agree in writing to maintain confidentiality as if it were a Lender originally party to the Credit Agreement) or (ii) assignment by any Holder of interests in the Trust Agreement to another Person (who will in turn be required by the transferring Holder to agree in writing to maintain confidentiality as if it were a Holder originally party to this Participation Agreement).

     14.16. Calculation of Rent, Interest, Holder Yield and Fees. Except as otherwise expressly set forth in the Operative Agreements, all calculation of Rent, interest, Holder Yield, Overdue Rate, Holder Overdue Rate, Commitment Fees, or Holder Commitment Fees payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HEALTHSOUTH CORPORATION,
                                        as Lessee

                                        By: /s/ William W. Horton
                                           -------------------------------------
                                        Name: William W. Horton
                                             -----------------------------------
                                        Title: Vice President


                                        FIRST    SECURITY     BANK,     NATIONAL
                                        ASSOCIATION, not individually, except as
                                        expressly  stated herein,  but solely as
                                        Owner  Trustee  under  the   HEALTHSOUTH
                                        Corporation Trust 1995-1

                                        By: /s/ Janeen R. Higgs
                                           -------------------------------------
                                        Name:  Janeen R. Higgs
                                        Title:  Trust Officer


                                        NATIONSBANK, N.A., as Agent

                                        By: /s/ Philip S. Durand
                                           -------------------------------------
                                        Name:  Philip S. Durand
                                        Title: Vice President


                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                        as Documentation Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        NATIONSBANK, N.A.,
                                        as a Holder

                                        By: /s/ Philip S. Durand
                                           -------------------------------------
                                           Name:       Philip S. Durand
                                           Title:      Vice President


                                        NATIONSBANK, N.A.,
                                        as a Lender

                                        By: /s/ Philip S. Durand
                                           -------------------------------------
                                           Name:       Philip S. Durand
                                           Title:      Vice President


                                        Applicable Funding Office:

                                        NationsBank, N.A.
                                        NationsBank Corporate Center
                                        100 North Tryon Street, 8th Floor
                                        Charlotte, North Carolina 28255
                                        Attn:   Philip S. Durand
                                        Telephone No.: (704) 386-4955
                                        Telecopy No.: (704) 388-0960

                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                        as a Holder

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Applicable Funding Office:

                                        ----------------------------------

                                        ----------------------------------
                                        Attn:
                                             -----------------------------
                                        Telephone No.:
                                                      --------------------
                                        Telecopy No.:
                                                     ---------------------

                                        ---------------------------------------,
                                        as a Holder

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        ----------------------------------------
                                        as a Lender

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Applicable Funding Office:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                   SCHEDULE 1

                       Holders at the Initial Closing Date
                       -----------------------------------


                                                                                   Holder
Name and Address                                        Holder                   Commitment
For Notices                                           Commitment                 Percentage
----------------                                      ----------                 ----------
NationsBank, N.A.                                    $___________                  ____%
Independence Center, 15th Floor
Charlotte, North Carolina 28255
Attn:   Cindy Harmon
Telephone No.: (704) 388-3918
Telecopy No.: (704) 409-0016

                                                     $___________                   ____%

----------------------------------

----------------------------------
Attn:
     -----------------------------
Telephone No.:
              --------------------
Telecopy No.:
             ---------------------

--------------------------------------------------------------------------------

                                   Appendix A
                         Rules of Usage and Definitions

--------------------------------------------------------------------------------

                                I. Rules of Usage

     The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

          (a) Capitalized terms used in any of the Operative Agreements and not defined therein shall have the meanings ascribed to such terms in this Appendix A or, if not defined herein, in the Credit Agreement or, if not defined in the Credit Agreement, in the Lease Agreement.

          (b) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

          (c) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

          (d) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

          (e) References to any Person shall include such Person, its successors and permitted assigns and transferees.

          (f) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated or replaced from time to time in accordance with the applicable provisions thereof.

          (g) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

          (h) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

          (i) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

          (j) Unless the context indicates otherwise, the disjunctive "or" shall include the conjunctive "and."

          (k) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.


                                 II. Definitions

     "acquire" or "purchase" shall mean, with respect to any Property, unless the context indicates otherwise, the acquisition or purchase of such Property by the Owner Trustee from any Person.

     "Acquisition Advance" shall mean an advance of funds (consisting of Loans by the Lenders and Holder Advances by the Holders) to the Lessor on a specified date to pay Property Acquisition Costs and other expenses pursuant to Section 5.3(b) of the Participation Agreement.

     "Acquisition Loan" shall mean any Loan made in connection with and as part of an Acquisition Advance.

     "Advance" shall mean an Acquisition Advance, or any other advance of funds (consisting of Loans by the Lenders and Holder Advances by the Holders).

     "Affiliate" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients (less any tax savings realized as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agent"  or  "Administrative  Agent"  shall  mean  NationsBank,   N.A.,  as
Administrative Agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement.

     "Applicable Funding Office" means for each Lender or Holder and for each Type of Loan or Holder Advance, the "Funding Office" of such Lender aor Holder (or of an affiliate of such Lender or Holder) designated for such Type of Loan or Holder Advance on the signature pages of the Participation Agreement or the respective Assignment and Acceptance, or such other office of such Lender or Holder (or an affiliate of such Lender or Holder) as such Lender or Holder may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms of the Operative Agreements as the office by which its Loans or Holder Advances of such Type are to be made and maintained.

     "Applicable Margin" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Applicable  Commitment  Fee Rate"  shall  have the  meaning  specified  in
Section 1.2 of the Credit Agreement.

     "Appraisal" shall mean, with respect to any Property, an appraisal to be delivered in connection with Section 5.6 of the Participation Agreement or in accordance with the terms of Section 10.1(e) of the Lease, or any other provision of the Operative Agreements, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and
regulations   adopted   pursuant   thereto,   and  all  other  applicable  Legal
Requirements.

     "Appraisal  Procedure"  shall have the  meaning  given such term in Section
22.4 of the Lease.

     "Approved State" shall mean Texas, Arizona, California, Kansas, Arkansas and Louisiana.

     "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying any Improvements, or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land.

     "Arizona  Ground  Lease" means the Ground Lease with respect to the Arizona
Property,  as  such  Ground  Lease  may  be  amended,   modified,   restated  or
supplemented from time to time in accordance with the terms thereof.

     "Arizona Ground Lease Documents" shall mean collectively:

          (a) the Arizona Ground Lease;

          (b) the Assignment and Assumption of Ground Lease (Tucson) dated as of the Initial Closing Date between Meditrust and the Owner Trustee;

          (c) the Estoppel Certificate dated as of the Initial Closing Date by TMC in favor of the Owner Trustee; and

          (d) the Liability Exculpation Agreement dated as of the Initial Closing Date between TMC and the Owner Trustee,

as each such agreement or certificate may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

     "Arizona Property" means the Property located in Tucson, Arizona.

     "Assignment of Project Rights" shall mean, collectively, each Assignment of Project Rights and Contract Documents dated as of the Initial Closing Date or a later Property Closing Date between the Owner Trustee and the Agent, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

     "Available Commitment" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (i) the amount of the Holder Commitments over (ii) the aggregate amount of the Holder Advances made since the Initial Closing Date.

     "Bankruptcy   Code"  shall  mean  Title  11  of  the  U.S.   Code  entitled
"Bankruptcy" as now or hereafter in effect, or any successor thereto.

     "Base Rate" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Base Rate Advance" shall mean an Advance that bears interest (with respect to the Loans included therein) and Holder Yield (with respect to the Holder Advances included therein) based on the Base Rate.

     "Base Rate Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Base Rate.

     "Base Rate Loan" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Basic Rent" shall mean, the sum of (i) the Loan Basic Rent and (ii) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

     "Basic Term" shall have the meaning specified in Section 2.2(a) of the Lease.

     "Basic Term Commencement  Date" shall have the meaning specified in Section
2.2 of the Lease.

     "Basic Term  Expiration  Date" shall have the meaning  specified in Section
2.2 of the Lease.

     "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Owner Trustee, the Holders and the Agent.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

     "Borrowing Date" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, Atlanta, Georgia or New York, New York, are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Casualty" shall mean any damage or destruction of all or any portion of a Property as a result of a fire or other casualty.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

     "Certificate" shall mean a Certificate in favor of each Holder evidencing the Holder Advances made by such Holder and issued pursuant to the Trust Agreement.

     "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever.

     "Closing Date" shall mean the Initial Closing Date and any Property Closing Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

     "Collateral" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Commitment" shall have the meaning defined in Section 1.2 of the Credit Agreement.

     "Commitment Fee Payment Date" shall mean the last day of each March, June, September and December and the last day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

     "Commitment Period" shall mean the period from the Initial Closing Date to and including the Commitment Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

     "Commitment Period Termination Date" shall mean the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, (ii) the sixtieth (60th) day following the Closing Date or (iii) the Maturity Date.

     "Completion" or "Completed" shall mean, with respect to a Property, such time as final completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications (excluding punch list items) and the Lease, and in compliance with all material Legal Requirements and Insurance Requirements and a certificate of occupancy has been issued with respect to such Property by the appropriate Governmental Authority, and no additional Advances are needed for such Property. If the Lessor purchases a Property that includes existing Improvements that are to be immediately occupied by the Lessee, Completion shall be deemed to have occurred for such Property on the Property Closing Date.

     "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of: (a) any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including any action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or (b) an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

     "Consolidated   Entities"  has  the  meaning   specified  in  the  Existing
HEALTHSOUTH Corporation Credit Agreement.

     "Contingent Liability" shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount or maximum principal amount (if larger) of the Indebtedness guaranteed thereby.

     "Control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

     "Credit Agreement" shall mean the Credit Agreement, dated as of the Initial Closing Date, among the Lessor, the Agent, and the Lenders, as specified therein, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

     "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

     "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

     "Credit Documents" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Deed" shall mean a warranty deed regarding Land or Improvements in form and substance satisfactory to the Owner Trustee, the Holders and the Agent.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

     "Election Notice" shall have the meaning given to such term in Section 20.2 of the Lease.

     "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

     "Environmental Claim" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, any actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from or with respect to any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law, or other similar order of a Governmental Authority or (d) from or with respect to any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

     "Environmental Indemnity" means any indemnity pursuant to Section 13.3, or any indemnity with respect to an Environmental Claim.

     "Environmental Law" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Governmental Authority relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, emission or disposal of any Hazardous Substance or pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., and state or local statutes analogous thereto.

     "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens to violate (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

     "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Lessee or the Lessor as specified or described in either a Requisition or a Lease, whether or not now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements or other improvements to real property, including without limitation, all equipment described in the Appraisal, all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, fittings and fixtures of every kind and description.

     "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the
applicable   Requisition  and  (b)  each  Equipment  Schedule  attached  to  the applicable Lease Supplement as Schedule I-A.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean each entity required to be aggregated with the Lessee pursuant to the requirements of Section 414(b) or (c) of the Code.

     "Eurocurrency  Reserve  Requirements"  shall have the meaning  specified in
Section 1.2 of the Credit Agreement.

     "Eurodollar Advance" shall mean an Advance that bears interest (with respect to the Loans included therein) and Holder Yield (with respect to the Holder Advances included therein) based on the Eurodollar Rate.

     "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

     "Eurodollar Loan" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Eurodollar Rate" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Eurodollar Reserve Rate" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Event of Default" shall mean a Lease Event of Default or a Credit Agreement Event of Default.

     "Excepted Payments" shall mean:

     (a) all indemnity payments (including indemnity payments made pursuant to Section 13 of the Participation Agreement), any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or portion thereof);

     (b) any amounts (other than Basic Rent, Termination Value, or Purchase Option Price) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement (including without limitation any reimbursement of the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment);

     (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

     (d) any insurance proceeds under policies maintained by the Owner Trustee or any Holder other than such proceeds payable to the Agent or any Lender;

     (e) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Owner Trustee or any Holder;

     (f) all right, title and interest of any Holder or the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

     (g) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents;

     (h) all payments in respect of the Holder Yield;

     (i) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above; and

     (j) any rights of either the Owner Trustee or Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

     "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

     "Existing Credit Agent" shall mean the "Agent" as defined in the Existing HEALTHSOUTH Corporation Credit Agreement.

     "Existing   Environmental  Reports"  means,   collectively,   each  of  the
environmental reports identified on Schedule 5 hereto.

     "Existing HEALTHSOUTH Corporation Credit Agreement" shall have the meaning specified in Section 28.1 of the Lease.

     "Expiration Date" shall mean the Basic Term Expiration Date or the last day of any Extended Term, if applicable.

     "Expiration Date Purchase Option" shall mean the Lessee's option to purchase all (but not less than all) of the Properties on the Expiration Date.

     "Extended Term" shall mean the extension of the Basic Term (or a previous Extended Term) for a period of 364 days following the end of the Basic Term (or such previous Extended

Term) with respect to which Lessee has exercised its Renewal Option  pursuant to
Section 21.1 of the Lease.

     "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero, that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Agreements.

     "Fee Letter" shall mean that certain letter agreement dated November 19, 1998 among HEALTHSOUTH Corporation, NationsBank and NMS.

     "Fiscal Quarter" means any quarter of a Fiscal Year.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1995 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

     "Fixtures" shall mean all fixtures relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "Force Majeure Event" shall mean any event beyond the control of the Lessee, other than a Casualty or Condemnation, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Lessee's financial condition.

     "GAAP" shall have the meaning specified in Section 1.1 of the Existing HEALTHSOUTH Corporation Credit Agreement.

     "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of any Property.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court or governmental body, agency, department, commission, board, bureau or instrumentality of a governmental body.

     "Ground Lease" shall mean (a) a ground lease (in form and substance satisfactory to the Agent and the Lessor) with respect to any Property owned by the Lessee and leased to the Lessor where such lease has a ninety-nine year term and payments set at $1.00 per year, or (b) a ground lease or ground sub-lease of any Property by any Person to the Lessor, where such lease or sublease (as well as any other lease or sub-lease with respect to such Property) is in form and substance, and contains such terms and conditions, as are satisfactory in all respects to the Agent and the Lessor.

     "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive material, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "HEALTHSOUTH Corporation Credit Agreement Event of Default" shall have the meaning assigned thereto in Section 17.1 of the Lease.

     "HEALTHSOUTH   Corporation"  means  HEALTHSOUTH  Corporation,   a  Delaware
corporation.

     "HEALTHSOUTH Corporation Trust 1998-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

     "Hedging Obligations" shall mean, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

     "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement or Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

     "Holder Applicable Margin" shall mean the Applicable Margin plus, in each case, three-fourths of one percent (.75%).

     "Holder Commitment" shall mean, as to any Holder, the obligation of such Holder to make Holder Advances to the Lessor in an aggregate principal amount at any time outstanding not to exceed the respective amount set forth opposite such Holder's name on Schedule 1, as such amounts may be reduced or increased from time to time in accordance with the provisions of this Agreement and the Trust Agreement. "Holder Commitments" shall mean the aggregate of all Holder Commitments.

     "Holder Property Cost" shall mean with respect to each Property an amount equal to the outstanding Holder Advances with respect thereto.

     "Holder Commitment Fee" shall have the meaning specified in Section 9.3(b) of the Participation Agreement.

     "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Reserve Rate plus the Holder Applicable Margin or the Base Rate plus three-fourths of one percent (.75%) as in effect from time to time with respect to such Holder Advances in accordance with the terms of the Trust Agreement; provided, however, that (i) upon delivery of the notice described in
Section 3.7(c) of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the Base Rate applicable from time to time plus
 .75%from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (ii) upon the delivery by a Holder of the notice described in Section 3.9(d) of the Trust Agreement or as otherwise set forth in
Section 3.8 of the Trust Agreement, the Holder Advances of such Holder shall bear a yield at the Base Rate applicable from time to time plus .75% after the dates and during the periods specified in Section 3.9(d) or 3.8 (as the case may be) of the Trust Agreement.

     "Holders" shall mean the several banks and other financial institutions which are from time to time holders of Certificates in connection with the HEALTHSOUTH Corporation Trust 1995-1.

     "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including without limitation (i) any real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, frontage taxes and real estate or ad valorem taxes in the nature of property taxes; (ii) any sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) any real estate transfer taxes, conveyance taxes, mortgage taxes, stamp taxes and documentary recording taxes and fees; (v) any taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) any assessments on any Property, including all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of any Property or any part thereof or interest therein; (c) the Certificates or the Notes or other indebtedness with respect to any Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Certificates or the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Agreements.

     The term "Imposition" shall not mean or include:

          (i) Taxes and impositions (other than Taxes that are, or are in the nature of, withholding, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than Lessor) by the United States federal government or (in the case of a Person organized under the laws of a foreign country) by a Governmental Authority of such country, and that are in each case based on or measured by the net income (including taxes based on capital gains and minimum taxes or franchise taxes) of such Person; provided, that this clause (i) shall not apply to (and shall not exclude) any Tax or imposition imposed with respect to a payment (including any Rent payment) except for (A) the portion of such payment constituting interest on a Loan or Holder Yield or (B) any such Tax or imposition to the extent it arises because an Indemnified Person has previously written off as uncollectible (and reduced the tax basis for) an Obligation which it has subsequently collected, and provided, further that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than Lessor) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income or net receipts; provided that this clause (ii) shall not apply to (and shall not exclude) (A) any Tax or imposition imposed with respect to a payment (including any Rent payment) except for (I) the portion of such payment constituting interest on a Loan or Holder Yield or (II) any such Tax or  imposition  to the  extent  it arises  because  an
     Indemnified  Person has  previously  written off (and reduced the tax basis for) an Obligation which it has subsequently collected, or (B) any Tax or imposition imposed on an Indemnified Person by any state or local jurisdiction if such Tax or imposition would not arise as to such Person but for the location, possession or use of any Property in such jurisdiction; and provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the property in accordance with the terms of the Lease (but not any Tax or imposition that relates to such termination, redelivery or sale or to any period prior to such termination, redelivery or sale); or

          (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself (as opposed to any gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

Any Tax or imposition excluded from the defined term "Imposition" by any one of the foregoing clauses (i) through (iv) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

     "Improvements" shall mean, with respect to the construction, renovation or Modification of any Property, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of a Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

     "Incorporated Covenants" shall have the meaning specified in Section 28.1 of the Lease.

     "Indemnified Person" shall mean each of the Lessor, the Owner Trustee, in its individual and its trust capacity, the Agent, NMS, the Holders, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

     "Indemnity Provider" shall mean the Lessee.

     "Initial Closing Date" shall mean the date of the Participation Agreement.

     "Insurance Requirements" shall mean (a) all terms and conditions of any insurance policy required by the Lease to be maintained by the Lessee, (b) all requirements of the issuer of any such policy and (c) in the case of self-insurance, all other requirements of Lessee.

     "Interest Period" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

     "Investment" shall mean, with respect to any Person,

          (a) any  loan or  advance  made by such  Person  to any  other  Person
     (excluding  commission,   travel  and  similar  advances  to  officers  and
     employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "Land" shall mean (a) a parcel or parcels of real property that is described on (i) the Requisition issued by the Lessee on a Property Closing Date relating to such parcel or (ii) Schedule I-C to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease and, to the extent set forth in any such Requisition or Schedule, may include without limitation a leasehold interest (pursuant to a Ground Lease) in such Land, and (b) all Appurtenant Rights with respect to such Land.

     "Law" shall mean any statute, law, ordinance, code, regulation, rule, directive, order, writ, injunction or decree of any Governmental Authority.

     "Lease" or "Lease Agreement" shall mean the Lease Agreement (Tax Retention Operating Lease) dated as of the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto, as such Lease Agreement may from time to time be supplemented, amended, restated or modified in accordance with the terms thereof.

     "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" shall have the meaning specified in Section 17.1 of the Lease.

     "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto, as such Lease Supplement may be supplemented, amended, restated or modified from time to time.

     "Legal Requirements" shall mean all foreign, Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, the Holders, the Agent, any Lender or any Improvements or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq., and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property or the Appurtenant Rights.

     "Lender  Financing  Statements"  shall mean UCC  financing  statements  and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to evidence or perfect the Agent's security interest (for itself and on behalf of the Lenders) in any Equipment or in any Improvements.

     "Lender Commitment Fees" means the fees payable to the Lenders specified in
Section 9.3 of the Participation Agreement.

     "Lenders" shall mean the several banks and other financial institutions from time to time party to the Credit Agreement.

     "Lessee" shall have the meaning set forth in the Lease.

     "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as Lessor under the Lease.

     "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advances on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including interest on overdue amounts under the Trust Agreement or otherwise).

     "Lessor  Financing  Statements"  shall mean UCC  financing  statements  and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to evidence or perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

     "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements,
(c) any claim against the Lessor or Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify Lessor or Trust Company, in its individual capacity, pursuant to Section 13 of the Participation Agreement or (d) any claim against the Lessor or Trust Company, in its individual capacity, arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

     "Limited Recourse Amount" shall mean, with respect to any Properties on an aggregate basis as of a specified date, an amount equal to the sum of the Termination Values with respect to such Properties on such date, less the Maximum Residual Guarantee Amount as of such date with respect to the Properties.

     "Loans" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Loan Basic Rent" shall mean the interest due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on any overdue amounts under Section 2.8(c) of the Credit Agreement or otherwise).

     "Loan Property Cost" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Majority Lenders" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Marketing Period" shall mean, if the Lessee has given an Election Notice in accordance with Section 20.2 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the business, condition (financial or otherwise) assets, liabilities or operations of HEALTHSOUTH Corporation and its Consolidated Entities taken as a whole; provided, however, it is understood and agreed that such Material Adverse Effect shall not be deemed to occur under this subparagraph (a) unless the matter at issue will have a monetary effect on HEALTHSOUTH

Corporation in an amount which, when added to all other matters occurring since the Initial Closing Date, equals $5,000,000 or more, (b) the ability of the Lessee to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (e) the value, utility or useful life of any Property or the use, or ability of the applicable Lessee to use, any Property for the purpose for which it was intended.

     "Material Group" has the meaning specified in Section 1.1 of the Existing HEALTHSOUTH Corporation Credit Agreement.

     "Maturity Date" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Maximum Property Cost" shall mean the aggregate amount of the Property Costs for all Properties subject to the Lease as of the applicable determination date.

     "Maximum Residual Guarantee Amount", with respect to any properties, shall mean an amount equal to the sum of (a) eighty-seven percent (87%) of the aggregate Property Cost for all of such Properties plus (b) one hundred percent (100%) of all Rents and other amounts then due and owing by the Lessee under the Lease and the other Operative Agreements.

     "Meditrust" shall mean Meditrust Company LLC, a Delaware limited liability company.

     "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

     "Mortgage Instruments" shall mean any mortgage, deed of trust, leasehold mortgage or any other instrument executed by the Owner Trustee in favor of the Agent and evidencing a Lien on any Property, in form and substance reasonably acceptable to the Agent.

     "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA to which contributions are or have been made or are required to be made by HEALTHSOUTH Corporation or any of its Consolidated Entities or ERISA Affiliates.

     "Multiple Employer Plan" shall mean a plan to which HEALTHSOUTH Corporation or any ERISA Affiliate and at least one other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

     "NationsBank" shall mean NationsBank, National Association, a national banking association.

     "NMS" means NationsBanc Montgomery Securities LLC.

     "Net Proceeds" shall mean all amounts paid in connection with any Casualty or Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or Lessor is entitled to be reimbursed pursuant to the Lease.

     "Net Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease (net of all expenses of sale) are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than expected wear and tear during the Term of the Lease.

     "New Facility" shall have the meaning specified in Section 28.1 of the Lease.

     "Notes" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Occupational Safety and Health Law" shall mean the Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to, or imposing liability or standards of conduct concerning, employee health or safety, as now or at any time hereafter in effect.

     "Officer's Certificate" shall mean a certificate signed by any individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

     "Operative Agreements" shall mean, collectively, the Participation Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease (and a memorandum thereof in a form reasonably acceptable to the Agent), each Lease Supplement (and a memorandum thereof in a form reasonably acceptable to the Agent), the Security Agreement, the Assignment of Project Rights, each Ground Lease, each Mortgage Instrument, the Arizona Ground Lease Documents, and (to the extent set forth therein) any other agreement that states that it is an Operative Agreement.

     "Owner Trustee" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, and any successor or replacement Owner Trustee expressly permitted under the Operative Agreements.

     "Participation Agreement" shall mean the Participation Agreement dated as of the Initial Closing Date, among the Lessee, Deutsche Bank AG New York Branch, as Documentation Agent, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holders, the Lenders and the Agent.

     "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

     "PBGC"  shall mean the  Pension  Benefit  Guaranty  Corporation  created by
Section 4002(a) of ERISA or any successor thereto.

     "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer
Plan), and to which the Lessee or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "Permitted Exceptions" shall mean:

          (i) Liens of the types described in clauses (i), (ii) and (v) of the definition of Permitted Liens;

          (ii) Liens for Taxes not yet due; and

          (iii) all encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, materially impair the use of any Property for its intended purpose.

     "Permitted Liens" shall mean:

          (i) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

          (ii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease;

          (iii) Liens for Taxes that either are not yet delinquent or are being contested in accordance with the provisions of Section 13.1 of the Lease;

          (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

          (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

          (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

          (vii) Liens in favor of municipalities to the extent agreed to by the Lessor and the Agent; and

          (viii) Permitted Exceptions.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority, limited liability company, limited liability partnership or any other entity.

     "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Participation Agreement.

     "Prime Rate" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Property" or "Properties" shall mean the Land (as described on Schedule I-C to the Lease), and each item of Equipment located on such Land (as described on Schedule 3 to any Requisition delivered to the Lessor and the Agent), and the various Improvements located on such Land (as described on Schedule 2 to any Requisition delivered to the Lessor and the Agent).

     "Property Acquisition Cost" shall mean the cost to Lessor to purchase a Property on a Property Closing Date.

     "Property Closing Date" shall mean each date on which the Lessor purchases a Property, or leases the Land included in a Property pursuant to a Ground Lease.

     "Property Cost" shall mean with respect to a Property the aggregate amount of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the Loans extended from time to time to pay for the Transaction Expenses, fees, taxes, expenses and other disbursements referenced in Sections 9.1(a) and (b) of the Participation Agreement).

     "Purchase Option" shall have the meaning given to such term in Section 20.2 of the Lease.

     "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leek, flow, discharge, disposal or emission of a Hazardous Substance.

     "Renewal Option" shall have the meaning specified in Section 21.1(a) of the Lease.

     "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

     "Reportable Event" shall have the meaning specified in ERISA.

     "Requested Funds" shall mean any funds requested by the Lessee in accordance with Section 5 of the Participation Agreement.

     "Requirement of Law" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

     "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Sale Date" shall have the meaning given to such term in Section 22.1(a) of the Lease.

     "Sale Notice" shall mean a notice given to Lessor in connection with the election by Lessee of its Sale Option.

     "Sale Option" shall have the meaning given to such term in Section 20.2 of the Lease.

     "Scheduled  Interest  Payment  Date"  shall have the meaning  specified  in
Section 1.2 of the Credit Agreement.

     "SEC" means the Securities and Exchange Commission of the United States (or any successor).

     "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

     "Security Agreement" shall mean the Security Agreement, dated as of the Initial Closing Date between the Owner Trustee and the Agent, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

     "Security Documents" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Significant Subsidiary" shall have the meaning specified in Section 1.2 of the Credit Agreement.

     "Subordinated Indebtedness" shall have the meaning specified in Section 1.1 of the Existing HEALTHSOUTH Corporation Credit Agreement.

     "Subsidiary" shall mean, as to any Person, any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by such Person and/or by one or more of such Persons's Subsidiaries.

     "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to Lessor, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including, without limitation, payments of the Purchase Option Price, the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

     "Tangible Personal Property" shall mean all Equipment other than Equipment consisting of Fixtures or other goods incorporated into or customarily considered to be part of a building or structure erected on real property (such as heating, ventilating, air-conditioning, electrical and mechanical equipment or systems, escalators, elevators, wall and floor coverings, plumbing, pumps, tanks, conduits, wiring, lighting, security systems, sprinklers and other fire prevention and extinguishing apparatus).

     "Taxes" shall have the meaning specified in the definition of Impositions.

     "Term" shall mean the Basic Term and each Extended Term, if any.

     "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

     "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of the Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA,
(d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or
(f) the complete or partial withdrawal of the Lessee or any ERISA Affiliate from a Multiemployer Plan.

     "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

     "Termination Value" shall mean, as of any date of determination, the sum of
(a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, or (ii) with respect to a particular Property, an amount equal to the outstanding Property Cost allocable to the particular Property in question, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent not otherwise paid on such date of determination, all other Rent and other amounts then due and payable for all Properties under the Lease or any other Operative Agreement (including without limitation all amounts due and payable under Sections 13.1 or 13.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).

     "TMC" shall mean TMC Foundation, an Arizona non-profit corporation.

     "Transaction Expenses" shall mean all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

          (b) any and all other reasonable fees, charges or other amounts payable to the Lenders, Agent, the Holders, the Owner Trustee or any broker which arises under any of the Operative Agreements;


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


          (c) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

          (d) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement.

     "Trust Agreement" shall mean the Trust Agreement dated as of the Initial Closing Date between the Holders and the Owner Trustee, as such agreement may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

     "Trust Company" shall mean First Security Bank, National Association in its individual capacity, and any successor owner trustee under the Trust Agreement, in each case in its individual capacity.

     "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

     "Type" shall mean, as to any Loan, whether it is a Base Rate Loan or a Eurodollar Loan.

     "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

     "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

     "U.S." shall mean the United States of America, its territories, its possessions and all other areas subject to its jurisdiction.

     "Voting Stock" shall mean, with respect to any Person, capital stock issued by a corporation or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to vote may have been suspended by the happening of such a contingency.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods or services with respect to any Property.


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